March 2018

CORPORATE PRESENTATION

(NASDAQ:AZRX)

Company Disclaimer

Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Such forward-looking statements include projections. Such projections were not prepared in accordance with public guidelines of the American Institute of Certified Public Accountants regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of the company. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

The views expressed are those of management and are based on currently available information. Estimates and projections contained herein have been prepared by management and involve significant elements of subjective judgment and analysis and are based on certain assumptions. No representation nor warranty, expressed or implied, is made as to the accuracy or completeness of the information contained in this document, and nothing contained herein is, or shall be relied upon, as a promise or representation, whether as to the past or the future. The projections are not intended to follow generally accepted accounting principles. Neither our accountants nor our legal counsel have compiled, audited, prepared, or contributed to the projections or the underlying assumptions. None of these parties express an opinion with respect to the projections.

You are cautioned not to place undue reliance on these forward-looking statements. Except for ongoing obligations of the company to disclose material information under the federal securities laws, the company does not undertake any obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Investment Highlights

- Biotechnology company focused on the development of therapeutic proteins
- Multiple pipeline projects addressing large global markets in GI and infectious diseases
- MS1819 for treatment of Exocrine Pancreatic Insufficiency (EPI) in patients with Chronic Pancreatitis (CP) and Cystic Fibrosis (CF)
  - Clinical proof of concept for CP demonstrated in FLIP-110 study
  - Preliminary Phase 2 data supports efficacy and safety in CP
  - Large, immediately addressable EPI market of ~$1B in U.S., $1.5B world wide[1]
  - Partnered with Mayoly-Spindler in Europe covering 30% of MS1819 clinical costs
- AZX1101 beta lactamases For prevention of nosocomial (hospital acquired) and C. difficile infections in preclinical testing
  - Addresses a $4.5-$11 billion medical issue[2]
- Highly cash efficient operations with ~30% of R&D spend rebated by French government

(1) U.S. market size. Abbvie 2013-2017 10-Ks and annual reports (Creon), Zenpep & Pancreaze based on 2013-2014 IMS historical data/analyst projection. Management estimates for global EPI market size
(2) CDC 2016

GI Therapeutic Product Pipeline
MS1819

Product	Description	Indication	Development Phase				
			Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3
MS1819	Yeast recombinant lipase (*Yarrowia lipolytica* LIP2)	Treatment of EPI in CP patients					
		Treatment of EPI in CF patients(1)					
AZX1101	Synthetic β-Lactamase	Prevention of nosocomial infections and antibiotic associated diarrhea					

Current Status **Expected progress through 2018**

(1) Phase 1 carried out in EPI patients with CP

Exocrine Pancreatic Insufficiency (EPI)

EPI is a condition characterized by deficiency of pancreatic enzymes, resulting in the inability to digest food properly

There are two broad patients populations which suffer from EPI and require treatment

Cystic Fibrosis (~30,000 patients)	▪ Disease is genetic and majority of patients require treatment from age 4 onwards
Chronic Pancreatitis (~90,000 patients)	▪ Pancreas function can be compromised due to pancreatic cancer, surgical excision or behavioral issues (i.e. alcoholism), etc.



Food Digestion Needs Enzymes, Fat Needs a Lipase

Amylases and proteases in saliva and stomach compensate in pancreatic insufficiency, but no backup exists for fat digestion



Amylase
Carbohydrate
Glucose
Protease
Protein
Amino acids
Lipase
Fat
Fatty acids & glycerol

If the pancreas does not function properly, oral supplements are taken to allow for fat digestion

AzurRx BioPharma

Clear Unmet Medical Need

Current EPI Treatment Limitations

- Limited effectiveness
- Lack of stability in acidic environment
- High pill burden
  - Inconvenient for patients
  - Non-adherence
- Sourcing and supply of porcine-derived pancrelipase (PPEs):
  - Subject to pig herd management
  - Risk of transmission of pathogens
  - Manufacturing/supply chain inconsistency
- Adverse event: fibrosing colonopathy at high doses

Opportunity

- Ability to reduce patient daily pill burden of ~25-40 capsules down to ~5-8


0
1
2

Current | MS1819


NEW
YORK
CITY

Daily Dose Standard of Care(1) vs. Expected Daily Dose MS 1819

AzurRx BioPharma

(1) Standard of care includes drugs such as Creon, Zenpap and Pancreaze

Nutrition Matters in CF

Higher weight leads to better lung function while low body weight predicts of mortality

Higher BMI is associated with better FEN_1 in children with CF aged 6 to 19 years[1]



Median ppFEV1
100
90
80
70
60
<5
15
25
35
45
55
65
75
85
Median BMI percentile
Goal 50th percentile
Males
Females

WFA >10th percentile at age 3 years and 6 years associated with better FEV_1 at age 6 years in CF[2]



Age 3 above / Age 6 above
Age 3 above / Age 6 below
Age 3 below / Age 6 above
Age 3 below / Age 6 below
N=688
N=55
N=84
N=104
P=0.004
P=0.029
60
70
80
90
100
Mean ppFEV1 at 6 years
N=931

Note: BMI, body mas index; ppFEV1, percent predicted forced expiratory volume in 1 second; WFA, weight for age

1 Cystic Fibrosis Foundation. Patient Registry 2013 Annual Data Report to the Center Directors. Bethesda, MD. 2014

2 Konstan M et al. *J Pediatr*. 2003;142(6):624-630

Survival by percentage of ideal weight



Cumulative survival, %
100
80
60
40
20
0
0
1
2
3
4
5
6
7
Time, years
% ideal weight >85
P<0.0001
Hazard Ratio 2.64
(95% CI, 1.85-3.75)
% ideal weight ≤85

Patients at risk:

% ideal weight >85	364	211	135	53
% ideal weight ≤85	220	108	57	17

Note: Reproduced from *Thorax*. Sharma R et al. 56, 746-750. © 2001 with permission from BMJ Publishing Group Ltd.
Sharma R et al. *Thorax*. 2001;56(10):746-750.

AzurRx BioPharma

Large Established US Market Of ~$1.1 Billion[1]

All lipase products are pig derived and are less active at the pH in humans resulting in a large pill burden


$ in millions
455
37
412
633
72
38
516
844
167
40
632
980
201
42
730
1,094
212
44
831
1,143
221
46
865
1,207
228
49
917
1,259
235
50
958
1,277
262
1,015
2013A
2014A
2015A
2016A
2017A/E
2018E
2019E
2020E
2021E
Historical
Projected

Growth, %	2014	2015	2016	2017	2018	2019	2020	2021
Creon (Abbvie)[2]	25.2%	22.5%	15.5%	13.9%	6.6%	6.0%	4.5%	5.9%
Zenpep (Allergan)[3]	-	105.4%	20.4%	5.8%	3.3%	3.2%	3.1%	11.3%
Pancreaze (J&J)[4]	4.0%	5.0%	2.4%	-6.7%	4.7%	5.0%	5.1%	-
Pertyze (Chiesi)[4]	-	-	60.0%	42.3%	27.7%	18.0%	9.0%	-

(1) U.S. market size. Abbvie 2013-2018 10K's, 10Q's and annual reports (Creon), Zenpep & Pancreaze & Pertyze based on 2013-2016 IMS historical data/analyst projection
(2) Creon 2013-2017A - Abbvie, 2018-2021E
(3) 2014-2017A. 2018-2021E Zenpep based on median or equity research projections
(4) 2021 Pancreaze & Pertyze equity research projections unavailable

AzurRx BioPharma

In-Vitro Activity of MS1819 at pH Range

In vitro lipolytic activity of the MS1819 lipase in the presence of bile salts in the European and US Pharmacopeia test (U/mg, Pure Enzyme)


MS1819
Porcine Pancreatic Extract
Normal pH
Pathological pH
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Lipolytic Activity (U/mg of purified enzyme equivalent)
9
8
7
6
5
4
3
pH
Basic
Acidic
MS1819 Lipase shows superior activity to porcine lipase standard of care at the relevant intestinal pH range

Note: In normal subjects, physiological pH in duodenum is between approximately 5 and 6. In CP and CF pH is lowered to a more acidic range, approximately pH 4 to 5. MS1819 not inactivated by bile salts.

FLIP110 Study Per Protocol Efficacy Results(1)

MS1819 suggests improvement of two key efficacy parameters

Steatorrhea, Per Protocol
(absolute difference 12.6%)



Steatorrhea (g/day)
MS1819
Placebo
80
70
60
50
40
30
20
10
0
40.3
39.6
44.1
31.5
Baseline
Treatment

Coefficient of Fat Absorption (CFA), Per Protocol**
(absolute difference 16.2%)



CFA (%)
MS1819
Placebo
80
70
60
50
40
30
20
10
0
49.6
48.95
59.18
42.3
Baseline
Treatment

Results obtained on the 2 main efficacy criteria (steatorrhea and CFA) demonstrated a positive effect of MS1819 compared to a negative effect of the placebo.

(1) Study not powered for statistical significance, Pilot, proof of concept study; main objective of safety with exploration of efficacy

** CFA = coefficient of fat absorption, a measure of dietary fat digestion

Clinical Trial Design for MS1819 Phase 2a in Chronic Pancreatitis

Trial started in Q42016 in Australia and New Zealand; 12-15 patients enrollment target


V6
V7
MS1819-SD
2240mg/day
V5
MS1819-SD
1120mg/day
Screening
Inclusion
V4
MS1819-SD
560mg/day
V1
V2
V3
V8
Usual PPE
treatment
MS1819-SD
280mg/day
Previous PPE
treatment
Baseline
(A)
Screening
0-30 days
(B)
Washout
12-15 days
(C)
Open-label phase
12-15 days each step
(D)
Follow-up
12-15 days
Fecal elastase-1 at screening <100 µg/g
Inpatient CFA measurement (mean of 3 consecutive days)
Outpatient CFA measurement (mean of 3 consecutive days)

MS1819 Phase 2a Results are Favorable

First 6 patients' results show CFA improvement, solid safety profile, and dose response

Per Protocol – CFA Absolute (%)


48.4%
55.5%
61.0%
68.8%
69.8%
WO
280mg/d
560 mg/d
1120 mg/d
2240 mg/d

Per Protocol – Relative CFA change (%)


-
7.1%
12.6%
20.4%
21.4%
WO
280mg/d
560 mg/d
1120 mg/d
2240 mg/d

MS1819 CFA Response

Initial results demonstrated Coefficient of Fat Absorption (CFA) improvement, solid safety profile, and dose response



CFA Improvement
Absolute % Increase From Washout
30
25
20
15
10
5
0
Porcine
MS1819 Ph1 a/b
Bacterial lipase
Data from MS1819 highest dose

Dose response	MS1819 highest dose shows > 21% CFA improvement
Clinical activity	Response inversely correlated to disease severity
Bristol scale	Improvement
Nutritional status	Favorable (unchanged)
Peak response	57% CFA Improvement
Safety	No serious adverse events or notable mild to moderate events

AzurRx BioPharma

Intellectual Property
Licensed patents relative to the MS1819 program

- MS1819 covered by granted patents up to June 15th, 2026[(1)]
- A patent term extension of up to five years may be granted by the USPTO, resulting in possible end of the protection on June 15th, 2031[(1)]
- The FDA currently grants 12 years of exclusivity for novel biologics from first approval (e.g. through 2033 if approved in 2021)
- Freedom to operate: no blocking patents have been identified so far

	PCT/FR1999/002079 family	PCT/FR2000/001148 family	PCT/FR2006/001352 family
Title	Method for non-homologous transformation of *Yarrowia lipolytica*	Cloning and expressing an acid-resistant extracellular lipase of Yarrowia lipolytica	Method for producing lipase, transformed *Yarrowia lipolytica* cell capable of producing said lipase and their uses
Abstract	The invention concerns the integration of a gene of interest into the genome of a *Yarrowia* strain devoid of zeta sequences, by transforming said strain using a vector bearing zeta sequences	The invention concerns nucleic acids coding for acid-resistant extracellular lipases, in particular C. ernobii or *Yarrowia lipolytica* yeasts and the production of said lipases in recombinant form	Method for producing *Yarrowia lipolytica* acid-resistant recombinant lipase utilizing a culture medium without any products of animal origin or non-characterized mixtures such as tryptone, peptone or lactoserum, in addition to its uses
Priority date	01.09.1998 (FR98/10900)	28.04.2000 (FR00/01148)	15.06.2006 (F026900039)

(1) Relates to PCT/FR2006/001352 family

Exocrine Pancreatic Insufficiency Primary Market Research

Support for MS1819 from Physicians and Payers[1]

87% of all diagnosed EPI patients are treated with pancreatic enzyme replacement therapy

Reducing pill burden, increasing pH stability, and providing a porcine alternative Pancreatic Enzyme Replacement Therapies (PERTs) is seen as a significant opportunity in meeting current unmet needs

Potential for MS1819 to capture 57% of newly diagnosed EPI patients; however there is likely limited switching opportunity for currently treated patients

Interviewed payers do not actively manage costs across PERTs, while they have a positive view of MS1819, they do not feel that there are grounds for higher prices without more clinical data

(1) Results of 10 gastroenterologist and 5 payer interviews conducted by an outside research firm in 8/2014

GI Therapeutic Product Pipeline

AZX1101

Product	Description	Indication	Development Phase				
			Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3
MS1819	Yeast recombinant lipase (*Yarrowia lipolytica* LIP2)	Treatment of EPI in CP patients					
		Treatment of EPI in CF patients[(1)]					
AZX1101	Synthetic β-Lactamase	Prevention of nosocomial infections and antibiotic associated diarrhea					

Current Status **Expected progress through 2018**

(1) Phase 1 carried out in EPI patients with CP

The Microbome and Disease

The Impact of Modern Antibiotics

Most modern antibiotics kill both good and bad microbes, stripping the body of friendly bacteria in the process of administration

Microbes living on and within the human body

Antibiotics

Death of microbes
– **Bad left to flourish**



Both **friendly** and **harmful** organisms exist naturally

IV antibiotics are carried to the liver, transported to bile and excreted via the large intestine

They may unintentionally **upset the natural balance** of the gut microbiome by killing off good bacteria

Scale of the C. Diff Problem and 14M Patients Affected Annually[1]

AZX1101 for the Prevention of C. Difficile Infections and Nosocomial Infections


14 M
Patients
27 M
Prescriptions
80-400 M
Doses
$2B-10B
Market

- Patients requiring IV antibiotic therapy
- Higher risk patients with multiple scripts

- 15-75% market
- 5 days prescription therapy
- 4 Doses per day

- $25 per dose

AzurRx BioPharma

(1) Sources: 2012 IMS Health and CDM Hospital databases. Management estimates.

AZX1101 – Opportunity Overview

Addressing Nosocomial Infections

- **Applications**
  - Oral, non-systemic medicine to act locally in the GI tract with the potential to prevent hospital-acquired infections by resistant bacterial strains induced by parenteral administration of β-lactam antibiotics.
  - Potential prevention of antibiotic-associated diarrhea (AAD).

- **Hospital-acquired (nosocomial) infections have a huge economic impact on society[2] and are a major public health concern contributing to increased morbidity, mortality, and cost.**
  - The Centers for Disease Control (CDC) has estimated that roughly 1.7 million hospital-associated infections (*i.e.* ~5% of the number of hospitalized patients), cause or contribute to 99,000 deaths each year in the USA[1], with the annual cost ranging from US $4.5 to $11 billion).

- **The Centers for Medicare and Medicaid Services (CMS) has begun to penalize hospitals by not paying for "avoidable costs."**



(1) CDC 2016. Management estimates.

(2) ~2 million (HAIs) in the U.S, 90,000 estimated deaths. Centers for Disease Control. 2016 Overall direct cost of HAIs to hospitals ranges from $28-$45B. Scott, R. Douglas. "The Direct Medical Costs of Healthcare-Associated Infections in U.S. Hospitals and the Benefits of Prevention". Centers for Disease Control and Prevention. March 2009.

AZX 1101 Targets Multiple Antibiotics in the Gut

Filed Intellectual Property Covers Multiple Antibiotic Classes

AZ1101
Penicillins (without *beta lactamase inhibitors*)
Penicillins (with *beta lactamase inhibitors*)
3rd generation cephalosporins
Methicillin
Aminoglycosides
Some fluoroquinolones
Macrolides
Tetracyclines
Lincosamides



AzurRx BioPharma

Management Team

Thijs Spoor
CEO

Maged Shenouda
CFO

Daniel Dupret
Chief Scientific Officer

Yves Leblond
Director Research and Development

Luc Lebreton
R&D Programs Director

Martin Krusin
Business Development

AzurRx BioPharma

Achieved / Anticipated Milestones for AzurRx
Potential for Multiple Catalysts

Milestone	Timing
Initiation of MS1819 Phase 2 CP study in Australia	Q1 2017 ✓
Results from first 3 patients in MS1819 Phase 2 CP study	Q2 2017 ✓
Results from first 6 patients in MS1819 Phase 2 CP study showing safety and efficacy >21% CFA	Q3 2017 ✓
Proof of concept data for AZX1101	Q1 2018
Completion of enrollment in MS1819 Phase 2 CP study	1H 2018
Initiation of MS1819 Phase 2 CF study	Q2 2018
Submit IND/CTA for MS1819	2H 2018
Final results of MS1819 Phase 2 CP study	2H 2018
Initial results from CF study	Q4 2018

Financial Overview

IPO:	**2016**
Nasdaq:	**AZRX**
Market Cap:	**$32MM**(1)
Shares Outstanding:	**12,591,644**(2)
Cash Position (9/30/2017):	**$2.9MM**
Locations:	**New York & Nîmes (France)**



(1) As of 03/05/2018
(2) As of 01/19/2018

Investment Highlights

- Biotechnology company focused on the development of therapeutic proteins
- Multiple pipeline projects addressing large global markets in GI and infectious diseases
- MS1819 for treatment of Exocrine Pancreatic Insufficiency (EPI) in patients with Chronic Pancreatitis (CP) and Cystic Fibrosis (CF)
  - Clinical proof of concept for CP demonstrated in FLIP-110 study
  - Preliminary Phase 2 data supports efficacy and safety in CP
  - Large, immediately addressable EPI market of ~$1B in U.S., $1.5B world wide[1]
  - Partnered with Mayoly-Spindler in Europe covering 30% of MS1819 clinical costs
- AZX1101 beta lactamases For prevention of nosocomial (hospital acquired) and C. difficile infections in preclinical testing
  - Addresses a $4.5-$11 billion medical issue[2]
- Highly cash efficient operations with ~30% of R&D spend rebated by French government

(1) U.S. market size. Abbvie 2013-2017 10-Ks and annual reports (Creon), Zenpep & Pancreaze based on 2013-2014 IMS historical data/analyst projection. Management estimates for global EPI market size
(2) CDC 2016

Appendix

Additional Corporate Information

MS1819 CP Phase 2a - Primary and Secondary Efficacy Endpoints

- **Primary efficacy endpoint**

  CFA change from baseline and measured at the end of Phase C on standardized high-fat meals and stool collection for 3 days (dye marker)

- **Secondary efficacy endpoints**

  Key secondary endpoints
  - CFA change from baseline and measured at step 1-3 of Phase C
  - Number of daily evacuations
  - Consistency of stools assessed by the Bristol scale

  Other secondary endpoints
  - Body weight and body mass index
  - Weight of stools and abdominal discomfort
  - Absorption variables: nitrogen fecal content and steatorrhea
  - Fasting glucose
  - Biochemistry and lipid parameters
  - Vitamins, Bone-turnover markers, and circulating nutrition proteins

MS1819 CP Phase 2a - Safety Endpoints

- Expected clinical adverse reaction events:
  - Allergic reaction
  - Hypoglycemia
  - Constipation
  - Abdominal discomfort or pain
- Biological markers
  - Liver (AST, ALT) and muscular enzymes (CK)
  - Renal (creatinemia, uretic acid) and pancreas markers (lipasemia, amylasemia)
- Serum LIP2 and anti-LIP2 antibodies (ADA) detection assays
- In addition, laboratory tests will include:
  - Fecal calprotectin and fecal chymotrypsin
  - Hematology (complete blood cell count),
  - Biochemistry (creatinine, urea, AST, ALT, ALP, GGT, bilirubin, and CK)
  - Serum vitamins, fasting glycaemia, lipid parameters, circulating nutrition proteins, and bone-turnover markers.

Greater Activity Enables Dosing Flexibility

Variations in capsule size allow all patients to be dosed at 1-2 capsules per meal


Enzymatic Activy (TBU) By Pill Burden
4,000,000
3,750,000
3,500,000
3,250,000
3,000,000
2,750,000
2,500,000
2,250,000
2,000,000
1,750,000
1,500,000
1,250,000
1,000,000
750,000
500,000
250,000
0
0
4
8
12
16
20
24
28
32
36
40
Porcine - 00
35mg FD - 2
140mg FD - 2
212 mg FD - 1
300 mg FD - 0
400 mg FD - 00
MS1819 fill by capsule size


000
00
0
1
2
3
4
5

Dose Response

The Phase 1 daily dose of MS1819 was about ¼ of the required amount expected for a moderate patient, higher doses in phase 2 are expected to achieve better fat digestion

Enzyme Requirements Vary

In a moderate patient, the expected daily minimum requirement for enzymatic activity is expected to be 1,000,000 TBU

- Moderate patients currently control disease taking ~25 Creon capsules to give 1,000,000 TBU
- Phase 1 was dosed at 250,000 TBU generating ~16% CFA
- Phase 2a tests higher doses closer to 1,000,000 TBU which are expected to provide a greater CFA response

Enzymatic Activity (TBU) By Pill Burden



Enzymatic Activity (TBU at pH6)
2,000,000
1,750,000
1,500,000
1,250,000
1,000,000
750,000
500,000
250,000
0
0
4
8
12
16
20
24
28
32
36
40
Capsules
Porcine
MS1819
1120 mg / day of MS1819

Daily capsule burden is proportional to enzymatic requirements

Board of Directors

Ed Borkowski

Mr. Borkowski was the CFO of Concordia International and previously served as the CFO of ConvaTec Healthcare, CareFusion Corporation and Mylan, Inc. and in a variety of finance positions at Pharmacia, American Home Products, Cyanamid and at Arthur Andersen. Mr. Borkowski holds a Bachelor of Science in Economics and Political Science from Allegheny College and a Master in Business Administration in Finance and Accounting from Rutgers University.

Charles Casamento

Mr. Casamento has been executive director and principal of The Sage Group, a health care advisory group. He was president and CEO of Osteologix from October 2004 until April 2007, the founder, president, chairman and CEO of Questcor Pharmaceuticals, and held senior leadership and board positions at RiboGene Inc, Indevus (formerly Interneuron Pharmaceuticals), Genzyme Corporation, Johnson & Johnson, Hoffmann-LaRoche and Sandoz. He holds a bachelor's degree in Pharmacy from Fordham University and an M.B.A. from Iona College and serves on the Boards of Directors of International Stem Cell Corporation and Relmada Therapeutics.

Alastair Riddell, MD

Dr. Alastair Riddell is currently Chairman of a private UK biotech, Nemesis Biosciences Ltd, Chairman of a UK AIM listed medical imaging company Feedback plc and Chairman of the South West Academic Health Science Network, and is also on the board of directors of Skyline Vet Pharma. Dr. Riddell has over 30 years experience in the pharmaceutical, life science and biotech industries, at Lederle (now Pfizer), Centocor (now J&J), Amersham International (now GE Healthcare) and as CEO of Pharmagene, Paradigm Therapeutics and Stem Cell Sciences. He began his career as a medical doctor.

Vern Lee Schramm, PhD

Dr. Schramm served as Chairman of the Department of Chemistry at the Albert Einstein College of Medicine from 1987 to 2015. Dr. Schramm was elected to the National Academy of Sciences in 2007 and was the Associate Editor for the Journal of the American Chemical Society from 2003 to 2012. He has been an advisor to Pico Pharmaceuticals, Metabalon Biochemistry, Sirtris Scientific, and BioCryst Pharmaceuticals. He obtained his BS in Bacteriology from South Dakota State College, a Master's Degree in Nutrition biochemistry from Harvard, and a Ph.D. from Australian National University.

Maged Shenouda

Mr. Shenouda was previously the Head of Business Development and Licensing at Retrophin, Inc. Mr. Shenouda spent the bulk of his career as an equity analyst at Stifel Nicolaus, UBS, JP Morgan, Citigroup and Bear Stearns covering U.S and European pharmaceutical companies. Mr. Shenouda was a management consultant with PricewaterhouseCoopers, and a managed care specialist for Abbott Laboratories. Mr. Shenouda earned a B.S. in pharmacy from St. John's University an M.B.A. from Rutgers University Graduate School of Management.

Thijs Spoor

Mr. Spoor was previously President and CEO of Fluoropharma Medical, Inc. from February 14, 2011 until December 31, 2015. He was the CFO for Sunstone BioSciences, a strategy consultant at Oliver Wyman, an equity research analyst at J.P. Morgan and Credit Suisse covering the biotechnology and medical device industries. He spent 11 years with Amersham /GE Healthcare and holds a Pharmacy degree from the University of Toronto as well as an M.B.A. from Columbia University with concentrations in finance and accounting.

AzurRx BioPharma